DEPOSITS FROM THIRD PARTIES	12 Months Ended
Dec. 31, 2011
DEPOSITS FROM THIRD PARTIES
DEPOSITS FROM THIRD PARTIES

16.                     DEPOSITS FROM THIRD PARTIES

Certain third-party companies that produce automobile accessories and after-market automobile products paid cash security deposits to the Group in return for the right to display one or more of the Group’s automobiles in those third parties’ premises. Title and ownership of these automobiles remain with the Group and the automobiles are strictly limited for display purposes only and not for any other use. Deposits from third parties are interest-free and repayable by the Group in six months or less upon the return of the automobiles. The Group also has the sole right to demand return of its automobiles held by the third parties at any time by returning the deposit in full. Inventories amounting to RMB64,470 and nil were subject to cash security deposit arrangements with third parties as of December 31, 2010 and 2011, respectively.